UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 22, 2022

US Foods Holding Corp.
(Exact name of registrant as specified in its charter)
Delaware	001-37786	26-0347906
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9399 W. Higgins Road, Suite 100, Rosemont, IL 60018 (Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code)
(847) 720-8000

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	USFD	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 28, 2022, US Foods Holding Corp., a Delaware corporation (the “Company”), announced that at a meeting on November 22, 2022, the board of directors of the Company (the “Board”) appointed David Flitman to succeed Andrew Iacobucci as Chief Executive Officer of the Company (“CEO”), effective as of the commencement of Mr. Flitman’s employment on or around January 5, 2023 (such commencement date, the “Commencement Date” and such appointment, the “CEO Appointment”). Pursuant to the cooperation agreement with Sachem Head Capital Management LP, a Delaware limited partnership, and certain of its affiliates, the Company increased the size of the Board to 14 directors and appointed Mr. Flitman to the Board, effective on the Commencement Date. Mr. Iacobucci will continue to serve as interim CEO until the Commencement Date.

Mr. Flitman, age 58, most recently served as Chief Executive Officer and a member of the board of directors of Builders FirstSource, Inc., serving in this role since April 2021. Prior to that, Mr. Flitman served as President and Chief Executive Officer and a member of the board of directors of BMC Stock Holdings, Inc. from August 2018 until its merger with Builders FirstSource. In addition, Mr. Flitman previously served as Executive Vice President of Performance Food Group Company and was President and Chief Executive Officer of its Performance Foodservice division from January 2015 to September 2018. From January 2014 to December 2014, Mr. Flitman served as Chief Operating Officer and President USA & Mexico of Univar Solutions Inc. Mr. Flitman joined Univar in December 2012 as President USA with additional responsibility for Univar’s Global Supply Chain & Export Services teams. From November 2011 to September 2012, he served as Executive Vice President and President of Water and Process Services at Ecolab Inc. and prior to that, from August 2008 to November 2011, Mr. Flitman served as Senior Executive Vice President of Nalco Holding Company until it was acquired by Ecolab in 2011. He also served as President of Allegheny Power System from February 2005 to July 2008. Before holding these executive positions, Mr. Flitman spent nearly twenty years in operational, commercial, and global business leadership positions at DuPont de Nemours, Inc. Since July 2017, Mr. Flitman has also served as a member of the board of directors of Veritiv Corporation.

Agreements with David Flitman

In connection with the CEO Appointment, the Company has entered into an offer letter with Mr. Flitman, pursuant to which he will be entitled to (i) base salary at an annual rate of $1,300,000, (ii) a target annual bonus incentive opportunity equal to 150% of his annual base salary and (iii) an annual long-term incentive award opportunity with a target grant date value equal to 555% of his annual base salary.

Mr. Flitman will also receive one-time sign-on grants of (i) restricted stock units at a grant date value of $10,000,000 that vest ratably over a three-year period (the “Sign-On RSUs”), (ii) a performance-based restricted stock unit award with a grant date value of $6,000,000 that vests based on attainment of certain stock price goals, subject to his continued employment through the applicable vesting dates (the “Sign-On PSUs”), and (iii) a cash award of $3,000,000 that is subject to repayment if he voluntary terminates his employment prior to the six-month anniversary of the Commencement Date.

In addition, on the Commencement Date, Mr. Flitman will become party to a Company severance agreement (the “Severance Agreement”) that is in a form substantially similar to the Company’s Form of Amended and Restated Executive Severance Agreement, which form has been filed as Exhibit 10.23 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2022, except for the following provisions:

•	If Mr. Flitman terminates his employment for “good reason” or his employment is terminated without “cause” within eighteen months following a change in control of the Company, then he shall be entitled to, among other things, (i) salary continuation for 36 months, and (ii) a severance payment equal to 3.0 times his then-current target annual bonus.
•	If Mr. Flitman’s employment is terminated for any reason, he shall be deemed to have resigned from his position on the Board and will accordingly submit his resignation immediately.

There are no arrangements or understandings between Mr. Flitman and any other persons pursuant to which he was selected as CEO of the Company. Further, there are no family relationships between Mr. Flitman and any director or executive officer of the Company. In addition, Mr. Flitman has no interest in any transactions that would require disclosure pursuant to Item 404(a) of Regulation S-K.

The foregoing summary of the offer letter, the Sign-On RSUs, the Sign-On PSUs and the Severance Agreement are each qualified in their entirety by reference to the full text of the offer letter, the form of RSU grant notice and agreement, the form of PSU grant notice and agreement, and the Severance Agreement, which are attached as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4 hereto, respectively.

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing the CEO appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Offer Agreement by and between the Company and David Flitman, dated November 22, 2022.
10.2	Form of Restricted Stock Unit Grant Notice and Agreement by and between the Company and David Flitman
10.3	Form of Performance-Based Restricted Stock Unit Grant Notice and Agreement by and between the Company and David Flitman
10.4	Executive Severance Agreement by and between the Company and David Flitman
99.1	Press Release, dated November 28, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US FOODS HOLDING CORP.

Date: November 28, 2022	By:	/s/ Stephanie D. Miller
		Name:	Stephanie D. Miller
		Title:	Corporate Secretary